UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549
                                     FORM 8-K/A
                                  CURRENT REPORT
                 Pursuant to Section 13 OR 15(d) of The
                  Securities Exchange Act of 1934
                 Date of Report (Date of earliest
                        event reported)


                             9/24/2007
                           _____________


                        CALA CORPORATION
                        _________________
       (Exact name of registrant as specified
               in its charter)


OKLAHOMA            01-15109        73-1251800
(State or other
jurisdiction      (Commission       (IRS Employer
of incorporation) File Number)  Identification No.)

                         13 MAIN STREET
                    TITUSVILLE, FLORIDA 32796
                          321-383-8077
                       __________________
       (Address of principal executive offices)
(Zip Code)Registrants telephone number, including area code














On February 5, 2007 the Company signed an agreement to purchase Trinetics, Inc.However, the Company was not able to secure the agreement because the Company was not able to obtain full audited financial statements of Trinetics Inc. Therefore,the Company will complete the acquisition with Trinetics Inc., when the Company obtains full audited financial statements.





Cala Corporation

September                   ---/s/Joseph Cala-------
                                  By: Joseph Cala
                                  Chairman and Chief
                                  Executive Officer